UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

LEATT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Kiepersol Drive, Atlas Gardens, Contermanskloof Road
Durbanville, Western Cape, South Africa 7441
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: +27-21-557-7257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2026, Leatt Corporation, a Nevada corporation (the “Company”) issued a press release announcing its financial results as of and for the quarter ended September 30, 2026. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call on November 12, 2026, beginning at 10:00 a.m., Eastern Time. To join the call telephonically, please see the detailed instructions within the “Conference Call” section of the press release furnished with this Current Report as Exhibit 99.1. A live audio webcast of the call can also be accessed online www.leatt-corp.com. An audio replay of the conference call will be available for seven days.

The call will be archived on the website and available for replay for 30 days.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Leatt Corporation, dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION
Date: November 12, 2026

	By:	/s/ Sean Macdonald
	Name:	Sean Macdonald
	Title:	Chief Executive Officer

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